UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) December 20, 2005
                             (December 15, 2005)

                         Brookdale Senior Living Inc.
                         ----------------------------
            (Exact name of registrant as specified in its charter)


   Delaware                            001-32641                 20-3068069
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(State or other jurisdiction of       (Commission             (IRS Employer
   incorporation)                     File Number)          Identification No.)


330 North Wabash, Suite 1400, Chicago, Illinois                        60611
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  (Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code   (312) 977-3700
                                                   -----------------------------


        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 8 - Other Events

Item 8.01 Other Events.

         On December 15, 2005, Brookdale Senior Living Inc. issued a press release, attached hereto and incorporated herein by reference as Exhibit 99.1, announcing that its Board of Directors has declared a quarterly cash dividend on its common stock of $0.25 per share for the quarter ending December 31, 2005, payable on January 16, 2006 to holders of record of Brookdale Senior Living's common stock on December 30, 2005.

Item 9.01. Financial Statements and Exhibits.

(c)      Exhibits

99.1     Press Release dated December 15, 2005

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      BROOKDALE SENIOR LIVING INC.
                                      (Registrant)

                                      /s/ Deborah C. Paskin
                                      ----------------------------
                                      Deborah C. Paskin
                                      Executive Vice President, General Counsel
                                      and Secretary


Date: December 20, 2005

                                 EXHIBIT INDEX

Exhibit Number     Exhibit
--------------     -------------------------------------------------------------

99.1               Press Release dated December 15, 2005